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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         APRIL 3, 2000 (MARCH 17, 2000)


                                   ITEQ, Inc.
             (Exact name of registrant as specified in its charter)



          DELAWARE                  1-10668                   41-1667001
(State of Incorporation)    (Commission file number)        (I.R.S.  Employer
                                                           Identification No.)


                         2727 ALLEN PARKWAY, SUITE 760
                              HOUSTON, TEXAS 77019
             (Address of Registrant's principal executive offices)


                                  713-285-2700
              (Registrant's telephone number, including area code)





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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On March 17, 2000, ITEQ, Inc. (the "Company") completed the previously announced sale of its HMT operating unit to HMT Inc., a Delaware corporation organized by Nassau Point Investors LLC, a private equity firm, for $40 million, less an approximate $660,000 adjustment. The HMT division is engaged in the business of above ground storage tank repair and maintenance, tank service, tank inspection and engineering and the design, manufacture, assembly, sale and installation of tank products. The transaction was structured as a sale by three subsidiaries of the Company: ITEQ Storage Systems, Inc., ITEQ Construction Services, Inc., and ITEQ Tank Services, Inc., of substantially all of the assets relating to the HMT operating unit. The sale of the HMT division is part of the Company's previously announced restructuring plan.

        A copy of the press release issued by the Company relating to the foregoing matters is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b) The following unaudited financial statements of the Company are filed with this report:

        Pro Forma Condensed Consolidated Balance Sheet at December 31, 1999

        Pro Forma Condensed Consolidated Statement of Earnings for the following periods:
               Year Ended December 31, 1999
               Year Ended December 31, 1998


The Pro Forma Condensed Consolidated Balance Sheet at December 31, 1999 shows the pro forma financial position of the Company after giving effect to (i) the sale effective December 31, 1999 of the HMT division and (ii) the use of the net proceeds from the sale to reduce the Company's outstanding debt.

The Pro Forma Condensed Consolidated Income Statement for the Years ended December 31, 1999 and 1998 assumes that the sale of the HMT division occurred on the first day of each respective year and that the net sales proceeds were used in the manner indicated effective on that day.

(c) Exhibits.


               EXHIBIT No.              EXHIBIT
               -----------              -------
                  99.1                  Press Release issued by the Company on
                                        March 20, 2000
                  99.2                  Pro Forma financial statements




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

               DATED this 3rd day of April, 2000.


                                      ITEQ, Inc.



                                      By: /s/ WILLIAM P. REID
                                         --------------------------------------
                                          William P. Reid
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.             EXHIBIT
-----------             -------
99.1                    Press Release issued by the Company on March 20, 2000.
99.2                    Pro Forma financial statements